POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TCG Financial Series Trust VI, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James Szilagyi and Law Office of C. Richard Ropka, LLC, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this 26th day of October, 2015.

    TCG Financial Series Trust VI

By: /s/ Jorge H. Coloma

Jorge H. Coloma, Trustee

STATE OF FLORIDA

)

 ss:

COUNTY OF MIAMI-DADE

)

On October 26, 2015, before me, Mariangeluz Briceno, a Notary Public, personally appeared Jorge H. Coloma, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Florida that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

this 26th day of October, 2015.

/s/ Mariangeluz Briceno

Notary Public

Commission # FF057085

My Commission ends: September 24, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TCG Financial Series Trust VI, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James Szilagyi and Law Office of C. Richard Ropka, LLC, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this 23rd day of October, 2015.

    TCG Financial Series Trust VI

By: /s/ Stephen Lachenauer

Stephen Lachenauer, Trustee

STATE OF NEW YORK

)

 ss:

COUNTY OF NEW YORK

)

On October 23, 2015, before me, Christopher Threet, a Notary Public, personally appeared Stephen Lachenauer, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

this 23rd day of October, 2015.

/s/ Christopher Threet

Notary Public

Commission # 01TH6270143

My Commission ends: 10/15/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TCG Financial Series Trust VI, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James Szilagyi and Law Office of C. Richard Ropka, LLC, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this 27th day of October, 2015.

    TCG Financial Series Trust I

By: /s/ Donald McIntosh

Donald McIntosh, Trustee

STATE OF MASSACHUSETTS

)

 ss:

COUNTY OF SUFFOLK

)

On October 27, 2015, before me Evelyn M. Muise, a Notary Public, personally appeared Donald McIntosh, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Massachusetts that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

this 27th day of October, 2015.

/s/ Evelyn M. Muise

Notary Public

Commission #

My Commission ends: July 29, 2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TCG Financial Series Trust VI, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James Szilagyi and Law Office of C. Richard Ropka, LLC, his attorneys for him and in his name, place and stead, and in his capacity as Treasurer, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this 27th day of October, 2015.

    TCG Financial Series Trust I

By: /s/ Bob Anastasi

Bob Anastasi, Treasurer

STATE OF OHIO

)

 ss:

COUNTY OF CUYAHOGA

)

On October 27, 2015, before me Gregory Getts, a Notary Public, personally appeared Bob Anastasi, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Ohio that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

this 27th day of October, 2015

/s/ Gregory Getts

Notary Public

Commission #

My Commission ends: 11/13/2015

TCG FINANCIAL SERIES TRUST VI

CERTIFICATE

The undersigned, Secretary of TCG Financial Series Trust VI, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held October 9, 2015, and is in full force and effect:

WHEREAS, TCG Financial Series Trust VI, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James Szilagyi and Law Office of C. Richard Ropka, LLC, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  October 23, 2015

/s/ Law Office of C. Richard Ropka, LLC

Law Office of C. Richard Ropka, LLC, Secretary

TCG Financial Series Trust VI